Exhibit 10.6


                       NONQUALIFIED STOCK OPTION AGREEMENT

         THIS AGREEMENT, dated as of October 15, 1999, is made by and between Entrade Inc. (the "Company"), a Pennsylvania corporation, and Corey P. Schlossmann (the "Employee"), an employee of Asset Liquidation Group, Inc. and Public Liquidation Systems, Inc., wholly-owned subsidiaries of the Company (the "Subsidiary").

                                    Recitals:

         WHEREAS, the Company wishes to afford the Employee the opportunity to purchase shares of the Company's Common Stock; and

         WHEREAS, the Company wishes to carry out the relevant terms of the Employee's Employment Agreement to set forth the terms of the grant the nonqualified stock option provided for therein to the Employee as an inducement to the Employee to commence and remain in the service of the Subsidiary and as an incentive for increased efforts during such service;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary:

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Common Stock" shall mean the no par value Common Stock of the Company.

         "Committee" shall mean the Board of Directors of the Company or the committee appointed by the Board of Directors of the Company for purposes of administering this Agree ment.

         "Employment Agreement" shall mean the Employment Agreement dated the date hereof between the Employee and the Subsidiary.

         "Option" shall mean the nonqualified stock option granted under this Agreement to purchase shares of Common Stock.

         "Secretary" shall mean the Secretary of the Company.

         "Termination   of   Employment"   shall   mean   the   time   when  the
employee-employer relation ship between the Employee and the Subsidiary is terminated for any reason, including, but not






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by way of limitation, a termination by resignation, discharge, death, disability
(within the meaning of Section 22(e)(3) of the Code) or retirement, but excluding any termination where there is a simultaneous reemployment by the Subsidiary. For purposes of this Agreement, "retirement" shall mean a separation from service by reason of the Employee's retirement at or after the Employee's earliest permissible retirement date pursuant to and in accordance with his employer's established plan, policy or practice. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question whether a Termination of Employment resulted from a discharge for cause, and all questions of whether particular leaves of absence constitute Terminations of Employment.


                                   ARTICLE II

                                 GRANT OF OPTION

Section 2.1 - Grant of Option

         In consideration of the Employee's agreement to remain in the employ of the Subsidiary and for other good and valuable consideration, on the date hereof the Company irrevocably grants to the Employee the Option to purchase any part or all of an aggregate of 200,000 shares of the Company's Common Stock upon the terms and conditions set forth in this Agreement.

Section 2.2 - Purchase Price

         The purchase price of the shares of Common Stock covered by the Option shall be $9.00 per share, without commission or other charge.


                                   ARTICLE III

                            EXERCISABILITY OF OPTIONS

Section 3.1 - Commencement of Exercisability

         Subject to Section 3.2, the Option shall become exercisable in full commencing on the date hereof. The Option shall remain exercisable until such time when the Option may no longer be exercised pursuant to the provisions of
Section 3.2.

Section 3.2 - Expiration of Option

         The Option may not be exercised to any extent by anyone after the first to occur of the following events:

         (a) The expiration of ten years from the date the Option was granted;

         (b) The date of the Employee's Termination of Employment if such Termination of Employment resulted from (i) a discharge for cause, if the "cause" for discharge is an act or




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



omission of the Employee enumerated in Section 5.6 hereof, or (ii) the voluntary resignation of the Employee;

         (c) The expiration of three months from the date of the Employee's Termination of Employment other than for cause as provided in Section 3.2(b) or the voluntary resignation of the Employee, unless such Termination of Employment results from his retirement, death or disability (within the meaning of Section 22(e)(3) of the Code), but in no event later than the expiration date set forth in Section 3.2(a) hereof; or

         (d) The expiration of one year from the date of the Employee's Termination of Employment by reason of his retirement, death or disability (within the meaning of Section 22(e)(3) of the Code), but in no event later than the expiration date set forth in Section 3.2(a) hereof.


                                   ARTICLE IV

                               EXERCISE OF OPTION

Section 4.1 - Person Eligible to Exercise

         During the lifetime of the Employee, only the Employee may exercise the Option or any portion thereof. After the death of the Employee, the Option or any portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.2 hereof, be exercised by the Employee's personal representative or by any person empowered to do so under the Employee's will or under the then applicable laws of descent and distribution.

Section 4.2 - Partial Exercise

         The Option may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section
3.2 hereof; provided, however, that each partial exercise shall be for whole shares only.

Section 4.3 - Manner of Exercise

         The Option or any portion of the Option may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.2 hereof:

         (a) Notice in writing signed by the Employee or such other person then entitled to exercise the Option, or any portion thereof, stating that the Option or portion is thereby exercised, such notice complying with all applicable rules established by the Committee;

         (b) Full cash payment for the shares with respect to which the Option or portion is thereby exercised and which are to be delivered to the Employee pursuant to such exercise; provided, however, that at the discretion of the Committee, payment may be made in whole or in part in shares of Common Stock of the Company, which Common Stock will be valued at its






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



then fair market value. The Employee may also, upon prior notification to the Company and subject to Section 4.4 hereof, enter into an agreement with the Company's transfer agent or a brokerage firm of national standing whereby the Employee will simultaneously exercise the Option, or portion thereof, and sell the shares acquired thereby through such transfer agent or brokerage firm and the transfer agent or brokerage firm executing the sale will remit to the Company from the proceeds of sale the exercise price of the shares as to which the Option has been exercised;

         (c) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars;

         (d) In the event that the Option or any portion thereof shall be exercised pursuant to Section 4.1 hereof by any person other than the Employee, appropriate proof of the right of such person to exercise the Option; and

Section 4.4 - Conditions to Issuance of Stock Certificates

         The shares of Common Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares that have been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

         (a) The admission of such shares to listing on all stock exchanges on which the Common Stock is then listed;

         (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental or regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

         (c) The obtaining of any approval or other clearance from any state or federal govern mental agency that the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

         (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish, in its absolute discretion, for reasons of administrative convenience.

         (e) In the discretion of the Committee, the satisfaction to counsel for the Company that the issuance of shares of Common Stock or other securities or property of the Company and





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



other forms of payment hereunder will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

Section 4.5 - Rights as Shareholder

         The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.


                                    ARTICLE V

                                  MISCELLANEOUS

Section 5.1 - Administration

         The Committee shall have the power to interpret this Agreement and to adopt such rules for the administration, interpretation and application of this Agreement as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determina tions made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Option. In its absolute discretion, the Board of Directors of the Company may at any time and from time to time exercise any and all rights and duties of the Committee under this Agreement.

Section 5.2 - Options Not Transferable

         Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or the Employee's successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

Section 5.3 - Withholding

         All amounts which, under federal, state or local law, are required to be withheld from the amount payable with respect to any Option shall be withheld by the Company. Whenever the Company proposes or is required to issue or transfer shares of Common Stock, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.






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Section 5.4 - No Right of Continued Employment

         Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge the Employee at any time for any reason whatsoever, with or without cause.

Section 5.5 Adjustments.

         (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by the Option as well as the price per share of Common Stock covered by the Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consider ation." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its discretion in such instances, declare that the Option shall terminate as of a date fixed by the Committee and give the Employee the right to exercise his Option as to all or any part of the shares of Common Stock covered by the Option.

         (c) Sale or Merger. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Com mittee, in the exercise of its sole discretion, may take such action as it deems desirable, including, but not limited to: (i) causing the Option to be assumed or an equivalent option to be substituted by the successor corporation or a parent or subsidiary of such successor corporation, or (ii) declaring that the Option shall terminate at a date fixed by the Committee provided that the Employee is given notice and opportunity to exercise the then exercisable portion of his Option prior to such date.

Section 5.6       Forfeiture.

         Notwithstanding anything to the contrary in this Agreement, if the Committee finds, by a majority vote, after full consideration of the facts presented on behalf of both the Company and the Employee, that the Employee has been engaged in fraud, embezzlement, theft or commission of a felony in the course of his employment or retention by the Company or any subsidiary of



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the  Company  or  that  the  Employee  has  willfully   disclosed   confidential
information of the Compa ny or any subsidiary of the Company and that such disclosure materially damaged the Company or any subsidiary of the Company, the Employee shall forfeit all unexercised Options and all exer cised Options under which the Company has not yet delivered the certificates. The decision of the Committee in interpreting and applying the provisions of this Section 5.6 shall be final. No decision of the Committee, however, shall affect the finality of the discharge or termination of the Employee by the Company or any subsidiary of the Company in any manner.

Section 5.7       No Prohibition on Corporate Action.

         No provision of this Agreement shall be construed to prevent the Company or any officer or director thereof from taking any action deemed by the Company or such officer or director to be appropriate or in the Company's best interest, whether or not such action could have an adverse effect on the Option granted hereunder, and neither the Employee nor his estate, personal representative or beneficiary shall have any claim against the Company or any officer or director thereof as a result of the taking of such action.

Section 5.8       Indemnification.

         With respect to the administration of this Agreement, the Company shall indemnify each present and future member of the Committee and the Board against, and each member of the Committee and the Board shall be entitled without further action on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of, any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee or the Board, whether or not he continues to be such member at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee or the Board (i) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee or the Board; or (ii) in respect of any matter in which any settlement is effected for an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee or the Board unless, within 60 days after institution of any such action, suit or proceeding, he shall have offered the Company in writing the opportunity to handle and defend same at its own expense. The foregoing right of indemnifi cation shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee or the Board and shall be in addition to all other rights to which such member may be entitled as a matter of law, contract or otherwise.

Section 5.9 - Shares To Be Reserved

         The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.




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Section 5.11 - Notices

         Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to the Employee shall be addressed to the Employee at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.11, either party may hereafter designate a different address for notices to be given to him or it hereunder. Any notice that is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee's personal representa tive if such representative has previously informed the Company of his status and address by written notice under this Section 5.11. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in the United States mail or sent by overnight courier (with charges prepaid).

Section 5.12 - Titles

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.13 - Pronouns

         The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

         IN WITNESS THEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.


Attest:                                      ENTRADE INC.


/s/ John G. Hamm                             By:/s/ Mark Santacrose
----------------                                ----------------------
Secretary                                                 President

                                                      /s/ Corey P. Schlossmann
                                                      ------------------------
                                                      Corey P. Schlossmann

                                                      6719 Sale Avenue
                                                      ------------------------

                                                      West Hills, CA 91307
                                                      Address
                                                      Employee's Taxpayer
                                                      Identification Number:

                                                      ###-##-####
                                                      ------------------------








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